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                                                                  Exhibit   10.2
                                    THE BANK
                      LOAN MODIFICATION/RENEWAL AGREEMENT

                              K-TRON AMERICA, INC.
                                 Routes 55 & 553
                                Pitman, NJ 08071

Date: June 9, 2004                                  Loan #6039359-6600
Original Amount: $5,000,000.00                      Annual Fee: $12,500.00
Current Balance: $3,230,000.00                      Maturity Date: July 05, 2006

WHEREAS, the undersigned borrower executed the note referred to above on June 24, 1998, and,

WHEREAS, the note, security agreement and commitment letter executed by the borrower allow a modification of interest rate, due date or other terms or conditions without affecting the priority of The Bank's lien.

NOW, therefore, in consideration of an annual fee of $12,500.00, the above referenced note is extended and modified as follows:

      IT IS HEREBY AGREED THAT THE ABOVE NUMBERED NOTE SHALL BECOME DUE JULY 5, 2006. DURING THE TERMS OF THE RENEWAL, PAYMENTS OF INTEREST ONLY SHALL BE DUE EACH MONTH BEGINNING July 1, 2004 AND SHALL BE APPLIED TO INTEREST AND THEN TO PRINCIPAL.

All terms and conditions of the original note, commitment letter and any security thereto attached is fully incorporated herein and fully ratified except as specifically modified by this modification agreement.

                                         ACCEPTED BY:
                                         K-TRON AMERICA, INC.

THE BANK                                 /s/ Kevin C. Bowen             6/9/04
                                         ---------------------------------------
By: /s/ David J. Hanrahan                Kevin C. Bowen, President       Date
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David J. Hanrahan, Sr.                   /s/ Mary Vaccara               6-9-04
Executive Vice President                 ---------------------------------------
                                         Mary Vaccara, Secretary         Date